Exhibit 99.1

NANO Nuclear Energy Announces Closing of Upsized $18 Million

Underwritten Offering

First advanced portable nuclear microreactor company publicly listed in the U.S. leverages well received May IPO to raise additional growth capital

New York, N.Y., July 15, 2024 — NANO Nuclear Energy Inc. (NASDAQ: NNE) (“NANO Nuclear”), a vertically integrated advanced nuclear energy and technology company developing portable clean nuclear energy solutions, today announced that it has closed its previously announced $18 million firm commitment, registered underwritten public offering.

In the offering, NANO Nuclear sold 900,000 shares of common stock and warrants to purchase 517,500 shares of common stock at $20 per share and associated warrant, less underwriting discounts and expenses. Such warrants include warrants to purchase 67,500 shares of common stock which were purchased by the underwriter at closing pursuant to a partial exercise of its offering over-allotment option. The underwriter retains an option through August 9, 2024 to purchase an additional 135,000 shares of common stock. The warrants are exercisable immediately, have a term of five years, and have an exercise price of $20.00 per share. The warrants will not trade on any market.

This offering follows NANO Nuclear’s initial public offering which closed on May 10, 2024 in which it sold shares of common stock for gross proceeds of $10.25 million at $4.00 per share.

NANO Nuclear, which believes it is first portable nuclear microreactor company publicly listed in the U.S, expects its net proceeds from the offering, after underwriting commissions and offering expenses, will be approximately $16.1 million. NANO Nuclear intends to use the net proceeds from this offering to continue the research and development of its proprietary micro nuclear reactor designs, ‘ZEUS’ and ‘ODIN’, advancing its exclusive licensed technology to transport commercial quantities of High-Assay, Low-Enriched Uranium (HALEU) fuel needed for the future of the advanced nuclear industry, development of a U.S. domestic source of HALEU fuel fabrication for NANO Nuclear’s own microreactors and the broader advanced nuclear reactor industry, for business development activities, and for general corporate purposes and working capital.

“We are very proud and extremely grateful to have achieved this significant milestone. We thank our pre-IPO investors, as well as many new fundamental institutional and individual investors, for joining this oversubscribed financing and sharing our vision for commercial innovation at the cutting edge of advanced nuclear technology in the U.S.”, said Jay Yu, Founder and Chairman of NANO Nuclear Energy. “This new funding enables us to accelerate the physical demonstration of our advanced portable microreactors, our designs for a cutting-edge nuclear fuel fabrication facility, and further our exclusively licensed patented nuclear basket technology for transportation of commercial quantities of HALEU, waste and other fuel forms. These funds could also help us achieve our goal of generating initial revenues by the end of this year through our nuclear consulting services division. Our commitment remains to be a leading voice and innovator in the revitalized U.S. nuclear energy industry and to create enduring value for our shareholders.”

The Benchmark Company, LLC acted as the sole book-running representative for the offering. Ellenoff Grossman & Schole LLP acted as counsel to NANO Nuclear. Lucosky Brookman LLP acted as counsel to The Benchmark Company. Withum Smith+Brown PC are NANO Nuclear’s registered independent auditors.

Registration statements relating to this public offering were filed with the Securities and Exchange Commission and declared. This registration statement can be obtained by visiting the SEC website at www.sec.gov. Please see such registration statement for additional information regarding NANO Nuclear.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About NANO Nuclear Energy Inc.

NANO Nuclear Energy Inc. (NASDAQ: NNE) is an advanced technology-driven nuclear energy company seeking to become a commercially focused, diversified, and vertically integrated company across four business lines: (i) cutting edge portable microreactor technology, (ii) nuclear fuel fabrication, (iii) nuclear fuel transportation and (iv) nuclear industry consulting services. NANO Nuclear believes it is the first portable nuclear microreactor company to be listed publicly in the U.S.

Led by a world-class nuclear engineering team, NANO Nuclear’s products in technical development are “ZEUS”, a solid core battery reactor, and “ODIN”, a low-pressure coolant reactor, each representing advanced developments in clean energy solutions that are portable, on-demand capable, advanced nuclear microreactors.

Advanced Fuel Transportation Inc. (AFT), a NANO Nuclear subsidiary, is led by former executives from the largest transportation company in the world aiming to build a North American transportation company that will provide commercial quantities of HALEU fuel to small modular reactors, microreactor companies, national laboratories, military, and DOE programs. Through NANO Nuclear, AFT is the exclusive licensee of a patented high-capacity HALEU fuel transportation basket developed by three major U.S. national nuclear laboratories and funded by the Department of Energy. Assuming development and commercialization, AFT is expected to form part of the only vertically integrated nuclear fuel business of its kind in North America.

HALEU Energy Fuel Inc. (HEF), a NANO Nuclear subsidiary, is focusing on the future development of a domestic source for a High-Assay, Low-Enriched Uranium (HALEU) fuel fabrication pipeline for NANO Nuclear’s own microreactors as well as the broader advanced nuclear reactor industry.

For more corporate information please visit: https://NanoNuclearEnergy.com/

For further information, please contact:

Email: IR@NANONuclearEnergy.com
Business Tel: (212) 634-9206
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Cautionary Note Regarding Forward Looking Statements

This news release and statements of NANO Nuclear’s management in connection with this news release or related events contain or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements (including statements related to the public offering and the proposed use of proceeds from such offering, as described herein) related to future events, which may impact our expected future business and financial performance, and often contain words such as “seek,” “expects”, “anticipates”, “intends”, “plans”, “believes”, “potential”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve significant known and unknown risks, uncertainties and other factors, some of which may be beyond our control. Readers are cautioned that actual results may differ materially and adversely from the results implied in forward-looking statements. For NANO Nuclear, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following: (i) risks related to our U.S. Department of Energy (“DOE”) nuclear fuel manufacturing submission and the development of new or advanced technology, including difficulties with design and testing, cost overruns, development of competitive technology, (ii) our ability to obtain contracts and funding to be able to continue operations; (iii) risks related to uncertainty regarding our ability to commercially deploy a competitive advanced nuclear reactor technology, and (iv) risks related to the impact of government regulation and policies including by the DOE and the U.S. Nuclear Regulatory Commission; and similar risks and uncertainties associated with the business of a start-up business operating a highly regulated industry. These factors may not constitute all of the factors that could cause actual results to differ from those discussed in any forward-looking statement, and the NANO Nuclear therefore encourages investors to review other factors that may affect future results in its filings with the SEC, which are available for review at www.sec.gov and at https://ir.nanonuclearenergy.com/financial-information/sec-filings. Readers are cautioned not to place undue reliance on forward-looking statements, which apply only as of the date of this news release, and forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.